UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2005 (November 8, 2005)

KEY ENERGY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-8038	04-2648081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas  77010

(Address of Principal Executive Offices and Zip Code)

713/651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 14, 2005, the Company announced the release of selected financial data for the quarter ended September 30, 2005, and included rig activity data for the period ended October 31, 2005 and a restatement update.  The information contained in this Form 8-K (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03.  Creation of a Direct Financial Obligation

On November 8, 2005 the Key Energy Services, Inc. (the “Company”) used proceeds of $250 million from the Company’s $400 million Term Loan B Facility and cash on hand to pay the outstanding principal and accrued interest on the Company’s $275 million 8.375% Senior Notes due 2008 (the “8.375% Notes”) at a call price of 104.188.   As previously reported, on July 29, 2005, the Company entered into the Credit Agreement (the “Credit Agreement”) among the Company, as Borrower, the several lenders from time to time party thereto, Lehman Brothers Inc., as sole lead arranger and sole bookrunner, Lehman Commercial Paper Inc., as syndication agent, administrative agent and as collateral agent, and Wells Fargo Foothill, Inc., as revolving administrative agent.  The Credit Agreement consists of (i) a revolving credit facility up to an aggregate principal amount of $65,000,000, which will mature on July 29, 2010, (ii) a senior term loan facility in the original aggregate amount of $400,000,000, which will mature on June 30, 2012 (the “Term Loan B Facility”) and (iii) a prefunded letter of credit facility in the aggregate amount of $82,250,000, which will mature on July 29, 2010.  The description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated August 4, 2005 and incorporated into this Item 2.03 by reference.

Item 9.01.  Financial Statements and Exhibits

(c)                                  Exhibits.

99.1                           Press release dated November 14, 2005 regarding the release of selected financial data for the quarter ended September 30, 2005 and activity data for the period ended October 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: November 14, 2005	By:	/s/ William M. Austin
William M. Austin
Senior Vice President and Chief
Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated November 14, 2005 regarding the release of selected financial data for the quarter ended September 30, 2005 and activity data for the period ended October 31, 2005.